Exhibit 99.1

Sept. 10, 2024	Analyst Contact:	Megan Patterson
918-561-5325
	Media Contact:	Brad Borror
918-588-7582

ONEOK Announces $7.0 Billion Notes Offering

TULSA, Okla. – Sept. 10, 2024 – ONEOK, Inc. (NYSE: OKE) today announced that it has priced an offering to sell $7.0 billion of senior notes, consisting of:

●	$1.25 billion of 3-year senior notes at a coupon of 4.25%.

●	$600 million of 5-year senior notes at a coupon of 4.40%.

●	$1.25 billion of 7-year senior notes at a coupon of 4.75%.

●	$1.60 billion of 10-year senior notes at a coupon of 5.05%.

●	$1.50 billion of 30-year senior notes at a coupon of 5.70%.

●	$800 million of 40-year senior notes at a coupon of 5.85%.

The net proceeds from the offering, after deducting underwriting discounts, commissions and offering expenses, are expected to be approximately $6.92 billion. ONEOK intends to use the net proceeds from the offering to fund the purchase price for its previously announced transactions to acquire Global Infrastructure Partners’ (GIP) interest in EnLink Midstream, LLC (“EnLink” and, such transaction, the “EnLink Transaction”) and GIP’s interest in Medallion Midstream, LLC and to pay fees and expenses related to the respective transactions. ONEOK intends to use any remaining net proceeds from the offering for general corporate purposes, which may include the repayment of outstanding indebtedness, including the repurchase or redemption of existing notes. ONEOK expects the offering to close on or about Sept. 24, 2024, subject to the satisfaction of customary closing conditions.

The 3-year notes, the 5-year notes and the 7-year notes will be subject to a “special mandatory redemption” if the EnLink Transaction is not completed on or before the EnLink Outside Date (as described in the prospectus supplement); prior to the EnLink Outside Date, the EnLink Purchase Agreement is terminated; or ONEOK otherwise notifies the trustee in writing that it will not pursue the consummation of the EnLink Transaction.

J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Barclays Capital Inc., BofA Securities, Inc., Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Mizuho Securities USA LLC, MUFG Securities Americas Inc., Scotia Capital (USA) Inc., TD Securities (USA) LLC and Siebert Williams Shank & Co., LLC are acting as joint book-running managers for the offering.

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ONEOK Announces $7.0 Billion Notes Offering

Sept. 10, 2024

CIBC World Markets Corp., Deutsche Bank Securities Inc., PNC Capital Markets LLC, RBC Capital Markets, LLC, Regions Securities LLC, SMBC Nikko Securities America, Inc., Truist Securities, Inc., U.S. Bancorp Investments, Inc., Academy Securities, Inc., BOK Financial Securities, Inc., Loop Capital Markets LLC and R. Seelaus & Co., LLC are acting as co-managers for the offering.

This news release is neither an offer to sell nor a solicitation of an offer to buy any of these securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

A registration statement relating to the notes was previously filed with, and became effective under the rules of, the Securities and Exchange Commission (SEC). ONEOK offered the notes to the public by means of a prospectus and prospectus supplement, which are part of the registration statement.

A copy of the prospectus and prospectus supplement may be obtained from:

J.P. Morgan Securities LLC

383 Madison Avenue

New York, NY 10179

Attention: Investment Grade Syndicate Desk

Telephone: (212) 834-4533 (collect)

Goldman Sachs & Co. LLC

200 West Street

New York, NY 10282

Attention: Prospectus Department

Telephone: 1-866-471-2526

E-mail: prospectus-ny@ny.email.gs.com

Barclays Capital Inc.

c/o Broadridge Financial Solutions

1155 Long Island Avenue

Edgewood, NY 11717

Telephone: 1-888-603-5847

Email: barclaysprospectus@broadridge.com

BofA Securities, Inc.

NC1-022-02-25

201 North Tryon Street

Charlotte, NC 28255-0001

Attn: Prospectus Department

Email: dg.prospectus_requests@bofa.com

Wells Fargo Securities, LLC

Attn: WFS Customer Service

608 2nd Avenue South, Suite 1000

Minneapolis, MN 55402

Telephone: 1-800-645-3751

Email: wfscustomerservice@wellsfargo.com

An electronic copy of the registration statement and prospectus supplement, together with the base prospectus, is available on the SEC’s website at www.sec.gov.

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ONEOK Announces $7.0 Billion Notes Offering

Sept. 10, 2024

At ONEOK (NYSE: OKE), we deliver energy products and services vital to an advancing world. We are a leading midstream operator that provides gathering, processing, fractionation, transportation and storage services. Through our more than 50,000-mile pipeline network, we transport the natural gas, natural gas liquids (NGLs), refined products and crude oil that help meet domestic and international energy demand, contribute to energy security and provide safe, reliable and responsible energy solutions needed today and into the future. As one of the largest diversified energy infrastructure companies in North America, ONEOK is delivering energy that makes a difference in the lives of people in the U.S. and around the world.

ONEOK is an S&P 500 company headquartered in Tulsa, Oklahoma.

FORWARD-LOOKING STATEMENTS:

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that ONEOK expects, believes or anticipates will or may occur in the future are forward-looking statements.

Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “opportunity,” “create,” “intend,” “could,” “would,” “may,” “plan,” “will,” “guidance,” “look,” “goal,” “target,” “future,” “build,” “focus,” “continue,” “strive,” “allow” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking.

These forward-looking statements include, but are not limited to, statements regarding prevailing market conditions, the expected closing of the offering of notes and the use of proceeds therefrom. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the risk that the credit ratings following the proposed transactions may be different from what ONEOK expects; the risk that a condition to closing of either of the proposed transactions may not be satisfied, that any party may terminate the applicable definitive agreements or that the closing of either of the proposed transactions might be delayed or not occur at all; the risk of potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transactions; the risk that the parties do not receive regulatory approval of the proposed transactions; risks related to the occurrence of any other event, change or circumstance that could give rise to the termination of the proposed transactions; the risk that changes in ONEOK’s capital structure could have adverse effects on the market value of its securities; the risk that ONEOK may be unable to reduce expenses or access financing or liquidity; risks related to the impact of any economic downturn and any substantial decline in commodity prices; and other important factors that could cause actual results to differ materially from those projected.

All such factors are difficult to predict and are beyond ONEOK’s control, including those detailed in ONEOK’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on ONEOK’s website at www.oneok.com and on the website of the SEC at www.sec.gov. All forward-looking statements are based on assumptions that ONEOK believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and ONEOK does not undertake any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

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